UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 15, 2004

VIROLOGIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30369	94-3234479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Oyster Point Blvd. South San Francisco, California	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(650) 635-1100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of operations and Financial condition and Item 8.01. Other Events.

On November 15, 2004, ViroLogic issued a press release announcing its unaudited financial results for the quarter ended September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Additional Information

ViroLogic has filed with the Securities and Exchange Commission an amended registration statement on Form S-4 that includes a joint proxy statement/prospectus of ViroLogic and ACLARA BioSciences, Inc. and other relevant documents in connection with the proposed transaction. Investors and security holders of ViroLogic and ACLARA are advised to read the amended joint proxy statement/prospectus, and other documents filed by ViroLogic and ACLARA, because they will contain important information about ViroLogic, ACLARA and the proposed transaction. Investors and security holders may obtain a free copy of the amended joint proxy statement/prospectus and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained from ViroLogic by directing such request to ViroLogic, Inc., 345 Oyster Point Boulevard, South San Francisco, California 94080, Attention: Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained from ACLARA by directing such request to ACLARA BioSciences, Inc., 1288 Pear Avenue, California 94043, Attention: Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger is included in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibit is filed herewith:

Exhibit Number	Description

99.1	Press Release dated November 15, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ViroLogic, Inc. (Registrant)

Date: November 15, 2004	By:	/s/ Kathy L. Hibbs
Kathy L. Hibbs
Vice President, General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated November 15, 2004.